                                   P I M C O

 A CLOSED-END FUND SPECIALIZING IN INVESTMENTS IN COMMERCIAL MORTGAGE-BACKED
                                  SECURITIES


                        [THREE PHOTOGRAPHS APPEAR HERE]




               PIMCO Commercial Mortgage Securities Trust, Inc.

               June 30, 1997
               Semi-Annual Report

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages more than $99 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for approximately 30% of the 200 largest U.S. pension funds.

Pacific Investment is one of six investment advisory firms which form PIMCO Advisors L.P., the nation's fourth largest publicly traded investment management concern with combined assets under management in excess of $119 billion. Widely recognized for providing consistent performance and high-quality client service, the six affiliated firms are:

     Pacific Investment Management Company/Newport Beach, California Columbus Circle Investors/Stamford, Connecticut
     Cadence Capital Management/Boston, Massachusetts
     NFJ Investment Group/Dallas, Texas
     Parametric Portfolio Associates/Seattle, Washington
     Blairlogie Capital Management/Edinburgh, Scotland

Units of PIMCO Advisors L.P. trade on the New York Stock Exchange under the ticker symbol "PA".

Letter to our
Shareholders

I am pleased to report that the Fund weathered the up-and-down first half of 1997 in good fashion, delivering strong relative investment performance and consistent dividend income to investors. The Fund has paid a quarterly dividend of $0.28125 per share ($1.125 annually) since early 1994. In addition, a special dividend of $0.05 per share was paid in June and December of 1996. I believe that this consistency of return is attributable to the sound fundamental investment process employed by the Fund's investment manager, Pacific Investment Management, which emphasizes careful research by a seasoned investment team. I have also been gratified to observe that trading has been active in the Fund's shares, helping to shrink the Fund's trading discount to its lowest level in more than three years, at just over one percent.

In the following pages, a conversation with the Fund's portfolio manager, Benjamin Trosky, will highlight some of the specific items that boosted Fund performance and created a favorable environment for commercial mortgage-backed securities. Please take the time to review his comments and the portfolio information presented later in the report. As always, we welcome your questions and comments regarding the Fund.

Sincerely,

/s/ Brent R. Harris

Brent R. Harris
Chairman of the Board
August 8, 1997

About the Fund

Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "PCM". Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. For a copy of the Plan Brochure, please call 800-213-3606.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.

Questions & Answers with Ben Trosky

Benjamin Trosky, a PIMCO Managing Director and fixed income portfolio manager, has managed the PIMCO Commercial Mortgage Securities Trust, Inc. since its inception in September of 1993. Ben is a Chartered Financial Analyst with over 17 years of investment experience, the past seven of which have been spent at PIMCO as head of the firm's credit research team. In addition to his work on the Fund, Ben oversees the use of commercial mortgage-backed securities and high yield bonds in PIMCO's privately managed and mutual fund portfolios. The following questions and answers are from a recent conversation with Ben.

The first six months of 1997 was an up and down period for bonds. What were the primary factors driving bond market performance?

The first two quarters of 1997 were distinctly different for the fixed income markets. After beginning the year on a strong note supported by a favorable inflation outlook, bonds tumbled in the wake of strong economic growth and the warnings of Federal Reserve Chairman, Alan Greenspan, that the Fed would not hesitate to tighten short-term interest rates, even absent signs of current inflation. As strong growth statistics continued to pour in, the Fed followed through on its warning and boosted short-term rates in late March.

     The second quarter saw inflation remain restrained, and as investors grew confident that economic growth was slowing, buyers returned to the market pushing bond prices higher and yields down. The Producer Price Index actually fell during the period led by lower commodity prices, signaling a likelihood that future finished goods prices would not surge higher. This outlook was supported by only modest increases in wage and benefit costs, the other major component of finished good prices.

Movements of U.S. Treasury Yields, Core PPI and Core CPI during the Past Twelve Months

Measurement Period           YOY % CHG      MONTH END      YOY % CHG
(Fiscal Year Covered)        PPI TOTAL      30 YEAR YIELD  CORE CPI
---------------------        ----------     -------------  ---------
Measurement Pt-               100            100            100
FYE  6/96                     2.66           6.87           2.67
FYE  7/96                     2.58           6.97           2.72
FYE  8/96                     2.90           7.12           2.59
FYE  9/96                     2.96           6.92           2.65
FYE  10/96                    3.19           6.64           2.52
FYE  11/96                    3.03           6.35           2.64
FYE  12/96                    2.93           6.64           2.63
FYE  1/97                     2.47           6.79           2.50
FYE  2/97                     2.24           6.80           2.50
FYE  3/97                     1.53           7.10           2.49
FYE  4/97                     0.69           6.96           2.61
FYE  5/97                     0.23           6.91           2.54
FYE  6/97                     0.00           6.78           2.48

* Excluding food and energy prices

How did these factors influence valuations in the CMBS market?

Continued economic expansion has provided a solid fundamental underpinning to commercial real estate assets, and thus the creditworthiness of CMBS. The combination of solid credit fundamentals, reasonable prepayment protection when compared to residential mortgages and above average yield spreads has attracted significant investor interest in the sector. Increased money flows into CMBS have pushed yield spreads narrower versus Treasuries, resulting in continued outperformance relative to most other fixed income asset classes.

--------------------------------------------------------------------------------
Growth of $10,000 Net Investment in the Fund
--------------------------------------------------------------------------------


                        PERFORMANCE GRAPH APPEARS HERE

                                                           Lehman Brothers
Measurement Period           Net Asset      NYSE Market    Aggregate
(Month)                      Value          Value          Bond Index
-------------------          ----------     -----------    ---------------
Measurement Pt- 8/31/93      $10,000.00     $10,000.00     $10,000.00
 9/30/93                     $ 9,992.83     $10,000.00     $10,027.47
10/31/93                     $10,014.34     $10,483.87     $10,064.94
11/30/93                     $10,021.51     $ 9,767.03     $ 9,979.32
12/31/93                     $10,043.01     $ 9,946.24     $10,033.40
 1/31/94                     $10,130.60     $ 9,672.49     $10,168.87
 2/28/94                     $ 9,970.02     $ 9,398.74     $ 9,992.20
 3/31/94                     $ 9,897.95     $ 9,421.55     $ 9,745.85
 4/30/94                     $ 9,786.15     $ 8,955.14     $ 9,668.03
 5/31/94                     $ 9,853.23     $ 9,328.27     $ 9,666.67
 6/30/94                     $ 9,801.99     $ 9,165.02     $ 9,645.31
 7/31/94                     $ 9,893.38     $ 9,260.49     $ 9,836.90
 8/31/94                     $10,022.86     $ 9,546.90     $ 9,849.10
 9/30/94                     $ 9,916.23     $ 9,666.23     $ 9,704.14
10/31/94                     $ 9,802.94     $ 8,982.76     $ 9,695.50
11/30/94                     $ 9,779.58     $ 8,689.85     $ 9,673.96
12/31/94                     $ 9,881.78     $ 8,909.53     $ 9,740.76
 1/31/95                     $10,067.91     $ 9,284.94     $ 9,933.54
 2/28/95                     $10,407.85     $ 9,663.40     $10,169.72
 3/31/95                     $10,515.93     $ 9,739.69     $10,232.11
 4/30/95                     $10,738.74     $10,124.15     $10,375.04
 5/31/95                     $11,143.49     $10,408.25     $10,776.52
 6/30/95                     $11,245.64     $10,798.55     $10,855.53
 7/31/95                     $11,165.64     $10,667.50     $10,831.28
 8/31/95                     $11,285.96     $10,852.34     $10,962.00
 9/30/95                     $11,407.12     $10,400.16     $11,068.65
10/31/95                     $11,630.98     $10,802.22     $11,212.59
11/30/95                     $11,770.92     $10,775.22     $11,380.61
12/31/95                     $11,989.26     $10,856.85     $11,540.33
 1/31/96                     $12,122.44     $11,377.76     $11,616.96
 2/29/96                     $11,942.57     $11,681.53     $11,415.03
 3/31/96                     $11,796.58     $11,375.59     $11,335.68
 4/30/96                     $11,844.11     $11,179.46     $11,271.94
 5/31/96                     $11,856.36     $11,038.30     $11,249.05
 6/30/96                     $11,931.47     $11,123.65     $11,400.11
 7/31/96                     $12,133.56     $11,714.24     $11,431.31
 8/31/96                     $12,219.16     $11,917.21     $11,412.15
 9/30/96                     $12,378.91     $11,771.16     $11,611.03
10/31/96                     $12,697.17     $12,153.72     $11,868.23
11/30/96                     $12,989.67     $12,420.51     $12,071.51
12/31/96                     $13,002.57     $12,438.43     $11,959.28
 1/31/97                     $12,968.19     $12,770.52     $11,995.90
 2/28/97                     $13,143.66     $12.618.49     $12,025.74
 3/31/97                     $13,099.19     $12,894.14     $11,892.47
 4/30/97                     $13,286.77     $13,048.37     $12,070.50
 5/31/97                     $13,553.63     $13,141.58     $12,184.60
 6/30/97                     $13,694.71     $13,798.66     $12,329.22



The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through June 30, 1997, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The PCM NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

          Of course, the proof is in the numbers, and I am pleased to report that the Fund performed well in the first half of 1997. Measured either by its New York Stock Exchange share price or the net asset value of its investment portfolio, the Fund's returns were significantly ahead of the broad fixed income market as measured by the Lehman Brothers Aggregate Bond Index. Share price performance has been particularly strong over the past six months as the Fund's trading discount has narrowed considerably from 6.1% at the end of 1996 to 1.2% on June 30.


Investment Performance For the Periods Ended 6/30/97
                                                                          Since
                                                                      Inception
                                       6 months     1 Year  3 Years*    9/2/93*
--------------------------------------------------------------------------------
Fund Net Asset Value                      5.32%     14.78%   11.79%       8.56%
Fund NYSE Market Value                   10.94%     24.05%   14.61%       8.78%
Lehman Brothers Aggregate
 Bond Index                               3.09%      8.15%    8.53%       5.61%

* Average annual total return

Can you talk about some specific recent success stories that contributed to the Fund's strong investment performance?

One of our original premises when we conceived the idea for the Fund in 1993, was that the rating agencies were evaluating many CMBS issues using more stringent standards than for corporate bonds receiving equivalent ratings. At that time we believed that our skills and experience evaluating both mortgage securities and corporate credits would allow us to identify securities with underlying credit fundamentals that might justify future upgrades. Over the nearly four years since the Fund was created, this premise has been proved right as evidenced by a number of ratings upgrades.

     Since the beginning of the year, six different portfolio holdings were upgraded. The most significant upgrade was an increase from BB to BBB on a Lennar Series 94-01 holding. Because a number of investors are prohibited from purchasing below investment grade securities (BB or lower), an upgrade to an investment grade rating (BBB or higher) is especially significant. As of the end of June, for example, the average yield spread gain in moving from BB to BBB was approximately 1%.


We frequently receive calls from investors who want to know how rising or falling interest rates impact the Fund, particularly its yield. Since 1997's first half featured periods of both, explain how rate changes affect the Fund.

As a fixed income vehicle, CMBS are sensitive to changes in interest rates both up and down. During periods of falling interest rates, CMBS prices increase and they tend to outperform residential mortgage-backed securities due to better prepayment protection. Unlike a residential mortgage which can be prepaid by a homeowner at any time without penalty, many commercial mortgages carry significant financial penalties for early payment. Conversely, rising interest rates have the opposite effect on CMBS values, and securities prices typically decline as interest rates increase.

How would your response change if either dramatically lower or higher rates prevailed for a longer period of time?

As noted in my prior response, while CMBS often offer reasonable prepayment protection compared to residential mortgages, they do experience periodic maturities and regular monthly or quarterly retirement of a portion of their principal balance. Prolonged periods of low interest rates result in the Fund reinvesting these principal proceeds at lower rates and can thus, over time, lower the Fund's ability to generate income. Likewise, periods of higher interest rates provide an opportunity to reinvest at higher rates which can boost the Fund's income.


Comparative Changes in Yield Spreads Over 7- to 10-Year Treasuries

                           [LINE GRAPH APPEARS HERE]

Measurement Period           RATING       RATING
(Spreads in basis points)      AA           BBB
-------------------------    ------       ------
CMBS
   6/30/96                    105           165
   9/30/96                     85           140
  12/31/96                     80           115
   3/31/97                     72           100
   6/30/97                     67            86

CORPORATE BONDS
   6/30/96                     40            90
   9/30/96                     46            93
  12/31/96                     40            88
   3/31/97                     46            85
   6/30/97                     40            75

The business press has focused attention on how the long running economic expansion has helped drive yield spreads on corporate bonds to historically narrow levels. How have narrowing yield spreads similarly affected CMBS?

Yield spreads offered by CMBS have indeed continued to narrow. While yield premiums versus corporate bonds remain positive, the spread between CMBS and comparably rated corporate bonds are at the narrowest levels we have seen since the Fund's inception. Given the superior collateral protection offered by CMBS, we continue to view the sector as offering attractive relative value for income investors, although the process of identifying favorably priced issues has grown more challenging.

                           [BAR GRAPH APPEARS HERE]

                           CMBS AND CORPORATE BONDS
                      EXCESS YIELD OVER U.S. TREASURIES*


                                               RATING
                            ---------------------------------------------
Measurement Period           AAA     AA       A      BBB     BB       B
-------------------         -----   -----   -----   -----   -----   -----
CMBS
   6/30/97                  0.63%   0.67%   0.75%   0.86%   1.85%   4.75%

CORPORATE BONDS
   6/30/97                  0.35%   0.40%   0.48%   0.75%   1.80%   3.40%

---------------
* 7 to 10 year U.S. Treasury Notes as of June 30, 1997.

Has this changed the types or quality of securities you have added or may add to the Fund's investment portfolio?

The short answer is no. We continue to review new and existing CMBS issues employing fundamental credit analysis, an understanding of the commercial mortgage market and sensitivity to national and regional growth and supply factors. As shown below, issuance is on a path to match its 1996 level, creating ample supply of new product to replace maturing securities and grow the CMBS market. With regard to the Fund's quality composition and sector allocations, both are little changed from December 1996 levels.


Commercial Mortgage-Backed Securities Issuance
(dollars in billions)

[BAR GRAPH APPEARS HERE]


Measurement Period
(Fiscal Year Covered)        Issuance
-------------------          --------
1990                           $ 5.6
1991                           $ 8.6
1992                           $14.4
1993                           $17.4
1994                           $20.1
1995                           $18.8
1996                           $30.2
1997                           $15.5 First 6 months


Portfolio Composition
By Commercial Mortgage Type

Multi-Family    32.6%
---------------------------
Multi-Class*    32.3%
---------------------------
Healthcare      14.6%
---------------------------
Hospitality     12.1%
---------------------------
Mobile
Home Parks      3.3%
---------------------------
Gaming          2.1%
---------------------------
Retail          1.1%
---------------------------
Other           1.9%
---------------------------

* A mix of all types of commercial properties


Portfolio Composition
By Quality Rating*

BBB             38.9%
---------------------------
AAA             17.8%
---------------------------
A               13.4%
---------------------------
BB              12.6%
---------------------------
AA               9.1%
---------------------------
B                8.2%
---------------------------

* As rated by Standard & Poor's or the equivalent by Moody's, Duff & Phelps or Fitch

What is your outlook for the economy and interest rates in 1997's second half?

Looking forward, we expect the U.S. economy to grow at a healthy rate into next year while inflation remains very mild, near 2%. Some key points behind our growth outlook are:

  . Consumption should advance steadily after the second quarter's pause, supported by a strong labor market, high consumer confidence and financial wealth gains.

  . Business investment in high-tech should remain rapid as firms must adopt new technologies to remain competitive.

  . The manufacturing side of the economy retains considerable momentum, and a pullback in business inventories is unlikely with inventory to sales ratios already low.


Considerations supporting our inflation forecast include:

  . High labor force participation will continue to counteract tightness in the job market.

  . A significant portion of job creation is in the less-skilled service industries where employees have little wage bargaining power.

  . Employers continue to substitute capital and technology for workers, and to move production to lower-cost areas.

  . While U.S. inflation is low, it is currently above most other developed nations. This, together with a strong U.S. dollar, should exert downward pressure on prices as domestic firms struggle to compete with cheaper imports.


Overall, we expect the positive inflation fundamentals described above to cause a broad decline in U.S. Treasury and other bond yields in the coming quarters, even as the economy remains on a steady growth path.


Finally, what might your outlook mean for CMBS and the Fund's investors?

PIMCO's economic outlook bodes well for real estate fundamentals and the creditworthiness of CMBS. While spreads have narrowed considerably over the past several years, this asset class continues to offer attractive relative value when compared to alternatives with similar credit ratings and prepayment protection.

Financial
Highlights



                                                                                                                   From commencement

                     For the six months ended   For the year ended   For the year ended   For the year ended   of operations through

                                June 30, 1997    December 31, 1996    December 31, 1995    December 31, 1994   December 31, 1993 (a)

                                  (unaudited)
Selected per share data:
Net asset value, beginning
  of period                       $     13.71       $      13.84         $      12.41         $      13.76        $      13.95
                                  --------------------------------------------------------------------------------------------------

  Net investment income                  0.59               1.23                 1.16                 1.16                0.20
  Net realized and unrealized
  gain (loss) on investments             0.12              (0.13)                1.40                (1.38)              (0.14)
                                  --------------------------------------------------------------------------------------------------

Total from investment operations         0.71               1.10                 2.56                (0.22)               0.06
Less dividends from net
  investment income                     (0.56)             (1.23)               (1.13)               (1.13)              (0.25)
                                  --------------------------------------------------------------------------------------------------

Net asset value, end of period    $     13.86       $      13.71         $      13.84         $      12.41        $      13.76
                                  ==================================================================================================

Per share market value,
  end of period                   $     13.69       $      12.88         $      12.38         $      11.13        $      13.63
                                  ==================================================================================================

Total investment return
  Per share market value (b)            10.94%             14.57%               21.86%              (10.42%)             (1.62%)*
  Per share net asset value (c)          5.32%              8.45%               21.33%               (1.61%)              1.30%*
Ratios to average net assets
  Operating expenses
  (excluding interest expense)           0.97%*             0.99%                1.04%                1.03%               1.00%*
  Total operating expenses               3.64%*             3.60%                3.94%                2.71%               1.11%*
  Net investment income                  8.71%*             9.08%                8.93%                8.84%               5.59%*
Supplemental data
  Net assets, end of period
  ($ in thousands)                $   152,516       $    150,929         $    152,375         $    136,595        $    151,407
  Portfolio turnover rate                2.39%             35.98%               47.79%               45.71%              17.43%

*    Annualized
(a)  Commencement of operations, September 2, 1993.
(b) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(c) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

See Notes to Financial Statements

Financial
Statements


Statement of Assets and Liabilities

                                                                 June 30, 1997
Amounts in thousands, except per share amounts                     (unaudited)
Assets:
Investments in securities, at market value                       $     220,636
   (Identified cost: $219,811)
Interest receivable                                                      1,868
Paydown receivable                                                          14
Deferred organizational expense                                              7
Other assets                                                                19
                                                                 --------------
   Total assets                                                  $     222,544
                                                                 --------------

Liabilities:
Reverse repurchase agreements                                    $      68,624
Dividends payable                                                        1,032
Accrued investment manager's fee                                           272
Accrued administrator's fee                                                 38
Accrued trustees' fee                                                       10
Other liabilities                                                           52
                                                                 --------------
   Total liabilities                                             $      70,028
                                                                 --------------
Net assets applicable to outstanding capital stock               $     152,516
                                                                 ==============

Net assets consist of:
Capital stock - authorized 300 million shares,
   $.001 par value; outstanding 11,007,169 shares                           11
Additional paid-in capital                                             152,922
Undistributed net investment income                                        535
Accumulated net realized loss from investments                          (1,777)
Net unrealized appreciation of investments                                 825
                                                                 --------------
                                                                 $     152,516
                                                                 ==============
Net asset value per share outstanding                            $       13.86
                                                                 ==============



Statement of Operations
                                                            For the six months
                                                           ended June 30, 1997
$ in thousands                                                     (unaudited)
Interest income                                                  $       9,212

Expenses:
Interest expense                                                         1,991
Investment manager fee                                                     544
Administration fee                                                          75
Custodian and portfolio accounting fee                                      26
Directors' fee                                                              20
Audit fee                                                                    7
Organization expenses                                                        3
Other expenses                                                              48
                                                                 --------------
   Total expenses                                                        2,714
                                                                 --------------

Net investment income                                            $       6,498

Net realized and unrealized gain
Net realized gain on investments                                           414
Unrealized appreciation on investments                                     866
                                                                 --------------
   Net gain on investments                                       $       1,280
                                                                 --------------
Net increase in assets resulting from operations                 $       7,778
                                                                 ==============

See Notes to Financial Statements

Statement of Changes in Net Assets

                                      For the six months    For the year ended
                                     ended June 30, 1997     December 31, 1996
$ in thousands                               (unaudited)
Increase (decrease) in net assets from:

Operations
Net investment income                        $     6,498         $      13,489
Net realized gain (loss)
   on investments                                    414                  (584)
Unrealized appreciation
   (depreciation) on investments                     866                  (867)
                                             ----------------------------------
Net increase
   resulting from operations                       7,778                12,038

Distributions to Shareholders from:
Net investment income                             (6,191)              (13,484)
                                             ----------------------------------
   Total increase (decrease)
   in net assets                                   1,587                (1,446)
                                             ==================================
Net assets
Beginning of period                              150,929               152,375
                                             ----------------------------------
End of period*                               $   152,516         $     150,929
                                             ==================================
*Including undistributed net
   investment income of:                     $       535         $         229
                                             ----------------------------------

Statement of Cash Flows

                                                      For the six months ended
                                                                 June 30, 1997
$ in thousands                                                     (unaudited)
Net increase in net assets resulting from operations          $          7,778

Adjustments to reconcile to net cash
   provided from operating activities
Decrease in interest receivable                                            161
Amortization of premium and discount, net                                 (511)
Decrease in accrued expenses                                                (3)
Increase in other assets                                                   (12)
Net gain on investments                                                 (1,280)
                                                              -----------------
Total adjustments                                                       (1,645)
                                                              -----------------
Net cash provided from operating activities                              6,133
                                                              -----------------
Investing activities
Purchase of long-term portfolio investments                            (18,551)
Proceeds from disposition of long-term
   portfolio investments                                                16,665
Proceeds from disposition of short-term
   portfolio investments, net                                            2,946
                                                              -----------------
Net cash provided by investing activities                                1,060
                                                              -----------------

Financing activities*
Cash dividends paid                                                     (6,742)
Net decrease in reverse repurchase agreements                           (1,225)
                                                              -----------------
Net cash used in financing activities                                   (7,967)
                                                              -----------------
Net increase in cash                                                      (774)
Cash at beginning of period                                                774
                                                              -----------------
Cash at end of period                                         $              0
                                                              =================

* Cash paid for interest for the period ended June 30, 1997, amounted to $4,225.



See Notes to Financial Statements

Schedule of
Investments
June 30, 1997
(unaudited)


                                               Principal
                                                  Amount      Value
                                                  (000s)     (000s)

Commercial Mortgage-Backed Securities  142.0%
Multi-Family 47.2%
Donaldson, Lufkin & Jenrette
     7.350%  due 12/18/03 (c)                    $ 3,000    $ 3,021
Federal Housing Authority
     8.360% due 01/01/12                           1,431      1,481
     7.977% due 04/25/15                           2,540      2,549
     8.350% due 04/01/16                           1,494      1,529
     6.430% due 12/01/19                           2,784      2,744
     7.430% due 12/20/20                           1,194      1,186
     9.125% due 01/01/21                              99        101
     7.430% due 07/01/21                           1,677      1,689
     7.439% due 08/01/21                             971        977
     7.484% due 02/25/23                           2,087      2,124
     7.430% due 03/29/23                             375        370
     8.250% due 02/01/28                           2,604      2,649
     8.875% due 06/01/35                           5,970      6,096
Federal National Mortgage Assoc.
     7.900% due 12/01/15 (b)(c)                      874        600
     7.900% due 12/25/15 (b)(c)                    1,608      1,442
     9.375% due 04/01/16                           2,012      2,098
     7.875% due 11/01/18                             972        971
     5.974% due 01/01/19 (b)                       1,444      1,423
Government National Mortgage Assoc.
     9.500% due 09/15/30                           4,318      4,410
     8.625% due 10/15/34                           3,478      3,552
JHM Acceptance Corp.
     8.960% due 04/01/19                             560        568
Kidder Peabody Mortgage
     8.880% due 08/01/03 (c)                       4,987      5,198
Merrill Lynch Mortgage
     8.129% due 04/25/23 (b)                       5,000      5,136
Multi-Family Capital Access One, Inc.
     7.400% due 01/15/24                           2,092      2,086
Nationsbanc
     8.066% due 05/25/28 (b)(c)                    2,000      1,558
Resolution Trust Corp.
     9.000% due 03/25/17                           2,053      2,078
     7.650% due 01/25/20 (b)                       1,000      1,006
     7.131% due 09/25/20 (b)                         930        595
     8.361% due 06/25/21 (b)(c)                    1,737      1,685
     7.570% due 09/25/21 (b)                       2,100      2,105
     8.000% due 09/25/21                             913        914
     7.700% due 07/25/24                           2,929      2,926
Structured Asset Securities Corp.
     7.050% due 11/25/02                           6,000      5,121
                                                         ----------
                                                             71,988
                                                         ----------
Multi-Class 46.7%
Aetna Commercial Trust
     7.100% due 12/26/30                           1,000        992
Asset Securitization Corp.
     7.384% due 08/13/29                           1,500      1,480
Blackrock Capital Financial
     7.063% due 05/01/02 (b)(c)                    1,750      1,746
     8.227% due 11/16/26 (b)(c)                    2,000      2,032
Carolina First SBL Trust
     7.888% due 03/18/27 (b)(c)                    2,000      2,012
CBA Mortgage Corp.
     7.760% due 12/25/03 (b)                       1,000      1,003
Federal Deposit Insurance Corp.
     6.938% due 11/25/26 (b)                       1,260      1,286
First Boston Mortgage Securities Corp.
     7.556% due 09/25/06 (b)                         976        974
     7.458% due 11/25/27 (b)                       1,000        992
     8.012% due 11/25/27 (b)                       1,500      1,512
     7.588% due 01/25/28 (b)(c)                    1,332        987
     7.624% due 01/25/28 (b)                       2,500      2,362
Lennar Corp.
     9.890% due 09/15/04 (c)                         598        600
Matterhorn Capital Corp.
     7.850% due 01/20/06 (c)                       2,000      2,028
Merrill Lynch Mortgage
     8.206% due 06/15/21 (b)                       1,257      1,282
     7.120% due 06/18/29                           2,000      1,953
Morgan Stanley
     7.287% due 02/15/05 (b)(c)                    2,000      2,035
     8.240% due 12/15/23 (b)(c)                    1,801      1,838
Mortgage Capital Funding, Inc.
     7.531% due 07/20/27                           1,000      1,017
NB Commercial Mortgage
     8.031% due 10/20/23 (c)                         500        506
     8.730% due 10/20/23 (c)                       1,000      1,021
Nomura Asset Securities Corp.
     8.225% due 07/07/03 (b)(c)                    3,260      3,405
     9.747% due 09/11/19 (b)                       3,000      3,393
Prudential Securities Secured Financing
     7.610% due 12/26/22                           1,000        973
Resolution Trust Corp.
     9.250% due 06/25/23                           5,539      5,611
     7.150% due 06/25/23                             345        345
     8.835% due 12/25/23                           1,600      1,664
     9.450% due 05/25/24                           4,842      4,927
     9.500% due 05/25/24                           1,609      1,614
     9.200% due 06/25/24                             971        971
     8.150% due 06/25/24                              61         61
     8.000% due 07/25/24                           1,664      1,667
     7.100% due 12/25/24 (b)                         955        950
     7.150% due 03/25/25                             734        733
     8.500% due 03/25/25                             413        411
     8.000% due 04/25/25                           4,373      4,428
     8.000% due 06/25/26                           2,351      2,309




                                        Principal
                                           Amount        Value
                                           (000s)       (000s)
                                    --------------------------
     6.900% due 02/25/27 (b)            $   2,107    $   1,814
     6.900% due 02/25/27 (b)                  354          338
     7.000% due 05/25/27                    2,116        2,028
Structured Asset Securities Corp.
     7.750% due 02/25/28                    3,841        3,896
                                                     ---------
                                                        71,196
                                                     ---------
Healthcare 21.1%
Daiwa Mortgage Acceptance Corp.
     8.377% due 09/25/06 (b)(c)             4,407        3,334
LTC
     9.300% due 06/15/26 (c)                4,000        4,145
Nomura Asset Securities Corp.
     6.680% due 12/15/01 (b)(c)            12,100       11,566
Red Mountain Funding Corp.
     9.150% due 11/28/27 (c)                3,200        3,190
SC Commercial
     7.050% due 11/28/13 (c)                5,000        4,909
     7.800% due 11/28/13 (c)                5,000        5,055
                                                     ---------
                                                        32,199
                                                     ---------

Hospitality 17.5%
Cooper Hotel
     7.500% due 07/15/13 (c)                8,847        8,956
Franchise Mortgage Acceptance Corp.
     7.981% due 11/15/18 (c)                2,300        2,254
German American Capital Corp.
     8.535% due 10/10/02 (c)                2,000        2,047
HMH Properties, Inc.
     9.500% due 05/15/05 (c)                3,000        3,120
Hotel First
     8.520% due 08/05/08 (c)                2,799        2,990
J.Q. Hammons Hotels
     8.875% due 02/15/04                    1,100        1,117
Starwood
     8.788% due 08/16/97 (b)(c)             6,200        6,200
                                                     ---------
                                                        26,684
                                                     ---------

Mobile Home Parks 4.9%
First Boston Mortgage Securities Corp.
     7.388% due 04/25/11 (b)                4,000        4,040
Manufacturers Hanover Corp.
     7.464% due 12/16/25 (b)(c)               875          875
     8.144% due 12/16/25 (b)(c)             2,624        2,493
                                                     ---------
                                                         7,408
                                                     ---------

Gaming 3.1%
Griffin Gaming
     8.570% due 06/30/00 (b)                2,500        2,575
Riviera Holdings Corp.
     11.000% due 12/31/02                   2,000        2,115
                                                     ---------
                                                         4,690

Retail 1.5%
American Southwest Financial
     5.100% due 06/02/99 (c)                  688          675
Conseco Commercial Mortgage
     9.700% due 07/15/04                      570          571
Trizec Finance Limited
     10.875% due 10/15/05                   1,005        1,131
                                                     ---------
                                                         2,377
                                                     ---------
Total Commercial Mortgage-Backed Securities            216,542
                                                     ---------
(Cost $215,715)

Sovereign Issues 1.3%

United Mexican States
     7.562% due 08/06/01 (b)                2,000        2,003
                                                     ---------
Total Sovereign Issues                                   2,003
                                                     ---------
(Cost $2,005)

Short-Term Instruments 1.4%
Discount Notes 0.5%
General Motors Acceptance Corp.
     5.700% due 07/08/97                      800          799
Repurchase Agreements 0.9%
State Street Bank
     5.000% due 07/01/97                    1,292        1,292
                                                     ---------
(Dated 06/30/97. Collateralized by
U.S. Treasury Bond 8.500% due
02/15/20 valued at $1,318,759.
Repurchase proceeds are $1,292,179.)

Total Short-Term Instruments                             2,091
(Cost $2,091)                                        ---------

TOTAL INVESTMENTS (a) 144.7%                           220,636
(Cost $219,811)

OTHER ASSETS AND LIABILITIES (NET) (44.7%)             (68,120)
                                                     ---------

NET ASSETS 100.0%                                    $ 152,516
                                                     =========

Notes to Schedule of Investments

(a) The identified cost of investments owned as of June 30, 1997 was the same for federal income tax and financial statement purposes.

(b) Variable rate security. The rate shown is as of June 30, 1997.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.



See Notes to Financial Statements

Notes to
Financial
Statements
June 30, 1997
(unaudited)

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

   Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

   Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

   Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

   Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

   Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

3. Investment Manager Fee, Administration Fee, and Directors' Fee

   Investment Manager Fee. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

   Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

   Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Organization

The Fund assumed all costs in connection with its organization and offering of shares, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. Expenses incurred in connection with the organization and offering of shares of the Fund were $30,500 and are being amortized over a five year period.

5. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the period ended June 30, 1997, were $14,554,242 and $5,089,909, respectively. Purchases and sales of U.S. Government securities were $1,500,769 and $0, respectively.

6. Federal Income Tax Matters

At June 30, 1997, the net unrealized depreciation of investments based on cost for federal income tax purposes was as follows ($ in thousand):

 Aggregate gross unrealized appreciation  $   4,049

 Aggregate gross unrealized depreciation     (3,224)
                                          ---------

 Net unrealized appreciation              $     825
                                          =========

The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1996, amounting to $2,191,779, is available to offset future taxable gains. If not applied, $67,350, $1,207,135, $229,745 and $687,549 of the loss will expire in 1998, 1999, 2003 and 2004, respectively.

7.  Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the six months ended June 30, 1997 was $68,755,028 at a weighted average interest rate of 5.79%. On June 30, 1997, securities valued at $75,056,727 were pledged as collateral for reverse repurchase agreements.

   The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

Dividend
Reinvestment
Plan

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.


   If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

   The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

   You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.


   As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

   PIMCO Commercial Mortgage Securities Trust, Inc.
   c/o Investors Fiduciary Trust Company
   P.O. Box 419338
   Kansas City, MO  64141
   Telephone:  800-213-3606

   If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Dividend
Reinvestment
Plan - (cont.)

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

  If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

  Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

Board of
Directors
and Other
Information

Directors and Officers
     Brent R. Harris, Chairman of the Board
     Guilford C. Babcock, Director
     Vern O. Curtis, Director
     Thomas P. Kemp, Director
     William J. Popejoy, Director
     R. Wesley Burns, President
     Garlin G. Flynn, Secretary
     John P. Hardaway, Treasurer

Investment Manager and Administrator
     Pacific Investment Management Company
     840 Newport Center Drive, Suite 360
     Newport Beach, California 92660

Transfer Agent and Custodian
     Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, Missouri 64105

Legal Counsel
     Dechert Price & Rhoads
     1500 K Street N.W.
     Washington, D.C. 20005

Independent Auditors
     Ernst & Young LLP
     One Kansas City Place
     1200 Main Street
     Kansas City, Missouri 64105

PIMCO Commercial Mortgage Securities Trust, Inc.


This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.